i-80 GOLD CORP.

SUBSCRIPTION AGREEMENT

(COMMON SHARES)

THE COMMON SHARES BEING OFFERED FOR SALE MAY BE PURCHASED BY RESIDENTS OF EACH OF THE PROVINCES AND TERRITORIES OF CANADA (OTHER THAN QUÉBEC), UNITED STATES RESIDENTS AND OFF-SHORE RESIDENTS.

INSTRUCTIONS

All Subscribers:

1. Carefully review the Subscription Agreement.

2. Complete and sign the section entitled "Subscription and Subscriber Information" on pages 4 to 6 of the Subscription Agreement, including the registration and delivery instructions.

_______________________________________

Delivery Instructions:

A completed and executed copy of this Subscription Agreement, including all applicable schedules hereto, must be delivered by email as soon as possible, and, in any event, no later than 5:00 p.m. (Toronto time) on January 27, 2025, to Bennett Jones LLP:

Attention:

Email:

Payment Instructions:

Unless other arrangements have been made with the Corporation, payment of the purchase price must be made in same day freely transferable Canadian dollars as described below, and must be received by the Corporation by no later than 5:00 p.m. (Toronto time) on January 27, 2025.

1. Payment by wire transfer must be made to "i-80 Gold Corp." at:

Beneficiary Name and Address:	i-80 Gold Corp. Ste. 200, 1100 Russell St. Thunder Bay, ON P7B 5N2

Beneficiary Bank Name and Address:

Bank (Institution) Number:
Transit (Branch) Number:
Beneficiary Account Number:
SWIFT Code:

 When wiring funds from the United States:

Intermediary Bank:

SWIFT Code:
ABA Routing Number:
Sort Code:

SUBSCRIPTION AGREEMENT

Non-Brokered Prospectus Offering of Common Shares

TO: i-80 GOLD CORP.

The undersigned (the "Subscriber"), on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase from i-80 Gold Corp. (the "Corporation") that number of common shares of the Corporation (the "Common Shares") set out on the "Subscription and Subscriber Information" pages hereof (the "Purchased Securities") at a price of C$0.80 per Purchased Security (the "Purchase Price"), subject to the following terms and conditions. This subscription agreement, which for greater certainty includes and incorporates the attached schedules, as applicable, is referred to herein as the "Subscription Agreement".

The Subscriber understands that Corporation is intending to complete a prospectus offering of Common Shares (the "Offered Securities") on a non-brokered basis, at the Purchase Price for aggregate gross proceeds of up to US$10,000,000 (the "Offering"). In connection with the Offering, the Corporation intends to file (i) with the securities regulatory authorities in each of the provinces and territories of Canada except Québec a prospectus supplement to the Canadian Base Prospectus (as defined herein) qualifying the Offered Securities for distribution in Canada (the "Canadian Prospectus Supplement", together with the Canadian Base Prospectus, and including any documents incorporated therein by reference and the documents otherwise deemed to be a part thereof or included therein pursuant to Canadian securities laws, the "Canadian Prospectus"), and (ii) with the United States Securities and Exchange Commission (the "Commission") pursuant to General Instruction II.L of Form F-10, a prospectus supplement (the "U.S. Prospectus Supplement", together with the Canadian Prospectus Supplement, the "Prospectus Supplements") to the base prospectus contained in the Registration Statement (the "U.S. Base Prospectus") relating to the offering of the Offered Securities (including all documents incorporated therein by reference, together with the U.S. Base Prospectus, the "U.S. Prospectus"). The Canadian Prospectus together with the U.S. Prospectus are herein referred to as the "Prospectuses". The Prospectuses and the documents incorporated by reference therein are referred to as the "Disclosure Package".

The Corporation intends to use the net proceeds of the Offering for the development of the Company's projects in Nevada, and for working capital and general corporate purposes, as i-80 Gold works towards completion of the second phase of its recapitalization plan targeted for on or about March 31, 2025. The foregoing statement is a summary only of the Corporation's intended use of proceeds, which use of proceeds will be set out in the Prospectus Supplements and will replace and supersede anything contained herein.

This Subscription Agreement does not provide full disclosure of all material facts relating to the Offered Securities. Subscribers should read the Prospectuses and any amendments or supplements, for disclosure of those facts, especially risk factors relating to the Offered Securities, before making an investment decision.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

COMMON SHARES

Be sure to complete Part I, Part II and Part III.

Part I: Subscription and Subscriber Information

Subscriber Information and Signature	Subscription Information

(Name of Subscriber)

Account Reference (If applicable): ______________________

By: ______________________________________________

 Authorized Signature

(Official Capacity or Title, if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above)

(Subscriber's Address)

(Subscriber's Telephone Number)

(Email Address)

Number of Common Shares: ____________________ x C$0.80 Aggregate Purchase Price: ______________________ (the "Subscription Amount")

Details of Beneficial Purchaser

If the Subscriber is signing this Subscription Agreement as agent or trustee for a beneficial purchaser, complete the following:

(Name of Beneficial Purchaser)

Account Reference (If applicable): ______________________

(Beneficial Purchaser's Residential Address)

(Beneficial Purchaser's Telephone Number)

(Email Address)

Part II: Registration and Delivery Instructions

The Subscriber hereby provides the following registration and delivery instructions in connection with the settlement of the Purchased Securities being purchased hereunder.

Evidence of Ownership of Purchased Securities
The Subscriber elects to receive (check one box):
☐	DRS statement(s) representing the Purchased Securities; or
☐	Physical share certificate(s) representing the Purchased Securities.

Delivery Instructions	Registration Instructions
(Name) (Account Reference, if applicable) (Address, including Postal Code) (Contact Name) (Telephone Number)	(Name) (Account Reference, if applicable) (Address, including Postal Code)

Part III: Subscriber Questionnaire

In connection with the proposed purchase of Purchased Securities, the Subscriber hereby confirms, represents and warrants, on its own behalf and on behalf of any beneficial purchaser for whom it is acting hereunder, the accuracy of the following statements in respect of it and each such beneficial purchaser, if any.

A.	Present Ownership of Securities
The Subscriber either (check appropriate box):
☐	does not own directly or indirectly, or exercise control or direction over, any common shares of the Corporation or securities convertible into common shares of the Corporation; or
☐

owns directly or indirectly, or exercises control or direction over, _________________________ outstanding common shares of the Corporation and convertible securities entitling the Subscriber to acquire additional common shares of the Corporation which, if converted, in the aggregate would represent _________________________ common shares of the Corporation.

B.	Insider Status
The Subscriber either (check appropriate box):
☐	is not an "Insider" of the Corporation (as defined in applicable securities laws); or
☐	is an "Insider" of the Corporation, by virtue of being:
(a) a director or officer of the Corporation;
(b) a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;
(c)

a person that beneficially owns or controls, directly or indirectly, securities of the Corporation carrying more than 10% of the voting rights attached to all the Corporation's outstanding voting securities; or

(d) the Corporation itself if it holds any of its own securities.

C.	Registrant Status
The Subscriber either (check appropriate box):
☐	is not a "Registrant"; or
☐	is a "Registrant", defined as a person registered or required to be registered under the Securities Act (Ontario), including a dealer, adviser or investment fund manager.

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
COMMON SHARES

ARTICLE 1
INTERPRETATION

1.1 Gender and Number

Unless otherwise expressly stated, words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and other genders and words importing persons shall include firms and corporations and vice versa.

1.2 Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol "$", are expressed in Canadian dollars.

1.3 Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2
SUBSCRIPTION FOR COMMON SHARES

2.1 Subscription for the Common Shares

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the number of Common Shares set forth page 4 of this Subscription Agreement from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 3 hereof. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting hereunder) that upon acceptance of this Subscription Agreement by the Corporation, this Subscription Agreement will constitute a binding obligation of the Subscriber (including, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder) subject to the terms and conditions contained herein.

2.2 Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges, and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder acknowledges, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject, in whole or in part, any subscription in its sole discretion. If this subscription is rejected in whole, the Subscriber and each beneficial purchaser, if any, understands that any funds, certified cheques or bank drafts delivered by the Subscriber to the Corporation representing the Purchase Price for the Purchased Securities will be promptly returned to the Subscriber without interest. If this subscription is accepted only in part, the Subscriber and each beneficial purchaser understands that a cheque or wire transfer representing any refund of the Purchase Price for that portion of the subscription that is not accepted will be promptly delivered to the Subscriber without interest.

ARTICLE 3
CLOSING

3.1 Closing

The closing of the transactions contemplated in this Subscription Agreement will take place virtually or at the offices of Bennett Jones LLP, Suite 3400, One First Canadian Place, Toronto, Ontario, M5X 1A4 at 8:30 a.m. (Toronto time) (the "Closing Time") on or about January 31, 2025 (the "Closing Date"), or such other time, date or place as the Corporation may determine.

3.2 Conditions of Closing

The Subscriber acknowledges and agrees that the Corporation will not consider the subscription hereunder for acceptance unless the Subscriber delivers to the Corporation, in accordance with the instructions set forth on the second page hereof, as soon as possible, and, in any event, no later than 5:00 p.m. (Toronto time) on January 27, 2025, or such later time as the Corporation may in its sole discretion accept:

1. a completed and duly signed copy of this Subscription Agreement, including instructions regarding registration and delivery set forth in the Subscription and Subscriber Information pages hereof; and

2. a wire transfer or other form of payment acceptable to the Corporation representing the aggregate Purchase Price payable by the Subscriber for the Purchased Securities, made payable to the Corporation or as otherwise instructed by the Corporation.

The obligation of the Corporation to sell the Purchased Securities to the Subscriber is subject to, among other things, the following conditions:

1. the Subscriber having properly completed, signed and returned to the Corporation all documents required by applicable securities laws, the policies of the Toronto Stock Exchange (the "TSX"), and the policies of the NYSE American stock exchange (the "NYSE" and together with the TSX, the "Exchanges") for delivery by the Corporation on the Subscriber's behalf, as applicable;

2. the representations and warranties made herein by the Subscriber and, if applicable, any beneficial purchaser for whom the Subscriber is acting hereunder (including representations and warranties made in any schedule attached hereto, as applicable), being true and correct when made and being true and correct at the Closing Time with the same force and effect as if they had been made on and as of the Closing Time;

3. all covenants, agreements and conditions contained herein to be performed by the Subscriber and, if applicable, any beneficial purchaser for whom the Subscriber is acting hereunder (including the covenants, agreements and conditions contained in any schedule attached hereto, as applicable), on or prior to the Closing Date having been performed or complied with in all respects; and

4. the Corporation having obtained all necessary regulatory approvals and consents in respect of the Offering, including any required shareholder approval or consent as required by the Exchanges and the conditional approval of the TSX and the approval of the NYSE for the listing of the Offered Securities.

3.3 Issuance of Common Shares

If, on the Closing Date, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation or waived by the Corporation, the Corporation shall deliver to the Subscriber or make arrangements for the delivery to the Subscriber of the certificate(s) and/or DRS statement(s) representing the Purchased Securities and such other documentation as may be requested by the Subscriber, against payment to the Corporation of the aggregate Purchase Price for the Purchased Securities in freely transferable Canadian funds.

The Corporation shall use commercially reasonable efforts to issue the Purchased Securities and to issue and deliver certificates or DRS statements representing the Purchased Securities in accordance with the directions set forth in the "Subscription and Subscriber Information" pages hereof.

3.4 Securities Law Matters

The Offered Securities will be issued free of any restrictive legends. The Corporation will prepare and file (i) with the securities regulatory authorities in each of the provinces and territories of Canada except Québec the Canadian Prospectus Supplement to the Canadian Base Prospectus, and (ii) with the Commission a U.S. Prospectus Supplement to the U.S. Base Prospectus. Any reference herein to any "amendment" or "supplement" to the U.S. Prospectus shall be deemed to refer to and include (i) the filing of any document with the Reviewing Authority (as defined herein) or the Commission after the date of the U.S. Prospectus, as the case may be, and prior to the Closing Date, which is incorporated therein by reference or is otherwise deemed to be a part thereof or included therein by the U.S. Securities Act and (ii) any such document so filed prior to the Closing Date.

By executing and delivering this Subscription Agreement, the Subscriber, and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder, consents to the filing by the Corporation of all documents and personal information concerning the Subscriber provided in this Subscription Agreement required by applicable securities laws and the policies of the Exchanges.

The Subscriber agrees, and agrees to cause any beneficial purchaser for whom it is contracting hereunder, to comply with all applicable securities laws and with the policies of the Exchanges concerning the purchase of, the holding of and the resale of the Purchased Securities.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

4.1 Representations, Warranties and Covenants of the Corporation

The Corporation represents, warrants and certifies to and with the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a) the Corporation is a valid and subsisting corporation incorporated and in good standing under the laws of the jurisdiction in which it was incorporated;

(b) this Subscription Agreement has been, or will be by the closing of the transactions contemplated hereunder, duly authorized by all necessary corporate action on the part of the Corporation, and the Corporation has or will have by the closing of the transactions contemplated hereunder full corporate power and authority to undertake the sale of the Purchased Securities to the Subscriber;

(c) the Common Shares are, and will continue to be as of the closing of the transactions contemplated hereunder, listed and posted for trading on the Exchanges;

(d) no order ceasing or suspending trading in the securities of the Corporation or prohibiting sale of its securities has been issued to the Corporation or its directors, officers or promoters;

(e) the Corporation is a "reporting issuer" in all provinces and territories of Canada and is not included on the list of defaulting issuers issued by the securities regulators in those jurisdictions;

(f) The Corporation has prepared and filed with the securities regulatory authorities (the "Qualifying Authorities") in each of the provinces and territories of Canada (the "Qualifying Jurisdictions") the final short form base shelf prospectus dated June 21, 2024 (the "Canadian Base Prospectus"), relating to the offer and sale of up to C$300,000,000 in the aggregate of Common Shares, warrants, debt securities, subscription receipts, rights and units (collectively, the "Shelf Securities"). The Ontario Securities Commission (the "Reviewing Authority") is the principal regulator of the Corporation under the passport system provided for under Multilateral Instrument 11-102 - Passport System and National Policy 11-202 - Process for Prospectus Reviews in Multiple Jurisdictions (the "Passport System") in respect of the Shelf Securities. The Reviewing Authority has issued a receipt, which is deemed to also be a receipt of the Qualifying Authorities in each of the Qualifying Jurisdictions pursuant to the Passport System for the Canadian Base Prospectus.

(g) The Corporation has also prepared and filed with the Commission, pursuant to the Canada/U.S. Multi-Jurisdictional Disclosure System adopted by the Commission, a registration statement on Form F-10 (File No. 333-279567) covering the registration of the Shelf Securities (other than rights) under the U.S. Securities Act (the "Registration Statement"), and such amendments to such Registration Statement as may have been permitted or required to the date of this Agreement. The Registration Statement, including the Canadian Base Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the U.S. Securities Act and including exhibits to such Registration Statement), has become effective in such form pursuant to Rule 467(a) under the U.S. Securities Act, and no stop order preventing or suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Corporation, are threatened by the Commission.

ARTICLE 5
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1 Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is acting hereunder, hereby represents, warrants to, acknowledges and covenants with, the Corporation as follows and acknowledges that the Corporation (and its legal counsel) is relying on such acknowledgements, representations, warranties and covenants in connection with the transactions contemplated herein:

(a) The Subscriber covenants and agrees to deliver to the Corporation forthwith such documents, certificates, assurances and other instruments as may be required to carry out the provisions of this Subscription Agreement.

(b) If the Subscriber is signing this Agreement as agent or pursuant to a power of attorney for the Subscriber, the Subscriber has authority to bind the Subscriber.

(c) This Subscription Agreement has been duly authorized, executed and delivered by the Subscriber, and constitutes a legal, valid, binding and enforceable agreement of the Subscriber to acquire the Purchased Securities.

(d) The Subscriber confirms that it:

(i) has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities, including the potential loss of its entire investment;

(ii) is capable of assessing the proposed investment in the Purchased Securities as a result of the Subscriber's own experience or as a result of advice received from a person registered under applicable securities legislation;

(iii) is aware of the characteristics of the Purchased Securities and understands the risks relating to an investment therein; and

(iv) is able to bear the economic risk of loss of its entire investment in the Purchased Securities.

(e) The Subscriber is resident, or if not an individual, has its head office, in the jurisdiction set out on page 4 of this Subscription Agreement and intends that the securities laws of that jurisdiction govern the Subscriber's subscription.  Such address was not created and is not used solely for the purpose of acquiring the Purchased Securities, and the Subscriber was solicited to purchase only in such jurisdiction. The Subscriber and, if applicable, any beneficial purchaser for whom it is acting hereunder, is not resident in the province of Québec. If the Subscriber and, if applicable, any beneficial purchaser for whom it is acting hereunder, is not an individual, its head office is not located in the province of Québec.

(f) The Subscriber undertakes and agrees that it will not resell or transfer the Purchased Securities except in accordance with the provisions of the Corporation's constating documents, applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

(g) The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Purchased Securities and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the Subscriber's constating documents or resolutions of the Subscriber, if applicable, applicable securities laws or any other laws applicable to the Subscriber, any material agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(h) The Subscriber is subscribing for the Purchased Securities as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) or if it is not subscribing as principal it is acting as trustee or agent for a beneficial purchaser (whose identity is disclosed on page 4 of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other person.

(i) If the Subscriber is contracting hereunder as trustee or agent for a fully managed account (including for greater certainty, a portfolio manager or comparable advisor) or as trustee or agent for a beneficial purchaser, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription and if the Subscriber is acting as trustee or agent for a beneficial purchaser, who is subscribing as principal for its own account and not for the benefit of any other person, this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of such beneficial purchaser and the Subscriber acknowledges that the Corporation may be required by applicable laws to disclose to certain regulatory authorities the identity of such beneficial purchaser for whom it is acting.

(j) In the case of a subscription for the Purchased Securities by the Subscriber acting as principal for its own account and not for the benefit of any other person, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(k) If the Subscriber is:

(i) a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and has obtained all necessary approvals in respect thereof, and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;

(ii) a partnership, limited liability company, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement; or

(iii) an individual, the Subscriber is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by the terms of this Subscription Agreement, to subscribe for the Purchased Securities contemplated herein and to observe and perform his or her covenants and obligations hereunder.

(l) There is no person acting or purporting to act for, or on behalf of, the Subscriber in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee.

(m) Unless disclosed to the Corporation herein, the Subscriber (or any beneficial purchaser) is not an insider of the Corporation (within the meaning of Canadian securities laws).

(n) The Subscriber is not, with respect to the Corporation or any of its affiliates, a control person (within the meaning of Canadian securities laws) and the subscription hereunder by the Subscriber will not create a new control person.

(o) The Subscriber is not acting jointly or in concert with any other subscriber in connection with the Offering for the purpose of the acquisition of the Purchased Securities.

(p) If required by applicable securities laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Purchased Securities as may be required by any applicable securities commission, stock exchange or other regulatory authority.

(q) The Subscriber has been advised to consult, and is responsible for obtaining, its own legal, tax and financial advisors with respect to subscription for Purchased Securities and the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated herein, including trading in the Purchased Securities.

(r) No person has made any written or oral representations:

(i) that any person will resell or repurchase the Purchased Securities;

(ii) 'that any person will refund all or any part of the Subscription Amount other than as provided in this Subscription Agreement;

(iii) as to the future price or value of the Purchased Securities; or

(iv) that securities of the Corporation will be listed and posted for trading on a stock exchange other than as set out herein.

(s) The Subscriber is not purchasing the Purchased Securities with knowledge of any material information concerning the Corporation that has not been generally disclosed.

(t) The subscription for the Purchased Securities has not been made through or as a result of, and the distribution of the Purchased Securities is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation. The funds representing the Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLTFA"), the United Kingdom's Proceeds of Crime Act 2002 (the "POCA") or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act"), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, POCA or the PATRIOT Act.  To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

(u) If the Subscriber is a resident of, or otherwise subject to, securities legislation of (i) Canada (other than Québec) or (ii) a jurisdiction other than Canada or the United States, the Subscriber has received a copy of the Canadian Prospectus (including the Canadian Prospectus Supplement) and has read it. If the Subscriber is a resident of, or otherwise subject to, securities legislation of the United States, the Subscriber has received a copy of the U.S. Prospectus (including the U.S. Prospectus Supplement) and has read it. The Subscriber has had the opportunity to ask and have answered any and all questions which the Subscriber wished to have answered with respect to the subscription for the Purchased Securities made hereunder.

(v) The Subscriber acknowledges and agrees that the Canadian Prospectus and/or the U.S. Prospectus, as applicable, may be delivered by the Corporation to the Subscriber by email only at the address provided by the Subscriber set forth on page 4 of this Subscription Agreement and that the Subscriber will not otherwise receive a physical copy of the Canadian Prospectus and/or the U.S. Prospectus, as applicable. The Subscriber further acknowledges, agrees and consents to and that delivery by email of the Canadian Prospectus and/or the U.S. Prospectus, as applicable, to the Subscriber will constitute valid delivery as required by and for the purposes of applicable securities laws, including (but not limited to) in connection with any statutory or contractual rescission rights that the Subscriber may have under applicable securities laws in connection with the offer and sale of the Offered Securities.

(w) The Subscriber represents that it has received (or otherwise had made available to it by the filing by the Corporation of an electronic version thereof with the Commission and on SEDAR+) the Disclosure Package prior to or in connection with the execution of this Agreement.

(x) The offer of the Offered Securities does not constitute a recommendation to purchase the Offered Securities or financial product advice, and the Subscriber acknowledges that the Corporation has not had regard to the Subscriber's particular objectives, financial situation or needs.

(y) There are risks associated with the purchase of the Purchased Securities and the Subscriber is capable of bearing the economic risk of the investment and no securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed or passed on the merits and risks of the Offered Securities nor have any such agencies or authorities made any recommendations or endorsement with respect to the Offered Securities.

(z) In purchasing the Purchased Securities, the Subscriber has relied solely upon this Subscription Agreement and the Disclosure Package (including the Canadian Prospectus Supplement and the U.S. Prospectus Supplement, as applicable, which will be filed and available on SEDAR+ and EDGAR, respectively), not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Corporation or any of its directors, officers, employees, agent or representatives.

(aa) Since the date on which the Corporation first contacted such Subscriber about the Offering, it has not engaged in any transactions in the securities of the Corporation (including, without limitation, any Short Sales (as defined below) involving the Corporation's securities). The Subscriber covenants that it will not engage in any transactions in the securities of the Corporation (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Subscriber agrees that it will not use any of the Offered Shares acquired pursuant to this Agreement to cover any short position in the Common Shares if doing so would be in violation of applicable securities laws. For purposes hereof, "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(bb) The Subscriber represents that it is not a FINRA member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing.

(cc) Other than in accordance with applicable securities laws, this offer to subscribe is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Corporation.

(dd) There is no government or other insurance covering the Purchased Securities.

(ee) Legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to the Subscriber.

(ff) If the Subscriber or any beneficial purchaser for whom the Subscriber is acting, as applicable, is a resident of a province or territory of Canada (other than Québec) or was in Canada (other than Québec) when this offer to purchase Purchased Securities was received or signed:

(i) the Subscriber is purchasing the Purchased Securities for its own account or for the account of one or more beneficial purchasers for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws; and

(ii) the Subscriber is an "accredited investor" within the meaning of NI 45-106.

(gg) If the Subscriber or any beneficial purchaser for whom the Subscriber is acting, as applicable, is a resident of a jurisdiction other than Canada or the United States:

(i) the Subscriber is purchasing the Purchased Securities for its own account or for the account of one or more beneficial purchasers for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws;

(ii) the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction that the Subscriber is resident in (the "International Jurisdiction") which would apply to this Subscription Agreement, if any;

(iii) the Subscriber is purchasing the Purchased Securities pursuant to exemptions from any prospectus, registration or similar requirements under the applicable securities laws of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Purchased Securities under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions;

(iv) the applicable securities laws of the International Jurisdiction in which the Subscriber resides do not require the Corporation to prepare and file a prospectus, offering memorandum, registration statement or similar document or to be registered with or to file any report or notice with any governmental or regulatory authority or to register the Purchased Securities or to otherwise comply with any continuous disclosure obligations under the applicable securities laws of the International Jurisdiction or to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchased Securities;

(v) the delivery of this Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Purchased Securities to the Subscriber does not contravene any of the applicable securities laws in the International Jurisdiction and complies with all applicable laws of the Subscriber's jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or comply with any disclosure, prospectus or other offering document or reporting requirements under any such applicable laws;

(vi) the Subscriber will not sell, transfer or dispose of the Purchased Securities except in accordance with all applicable laws, including applicable securities laws of Canada, to the extent applicable, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian securities laws or other applicable securities laws;

(vii) the Subscriber will, if requested by the Corporation or its counsel, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction in which the Subscriber resides which will confirm the matters referred to in subsections (ff)(iii) to (ff)(vi) above to the satisfaction of the Corporation and its counsel, acting reasonably;

(viii) if the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(A) a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Common Shares as principal for its, or (if applicable) each such other purchaser's, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(B) a purchaser that is purchasing the Common Shares pursuant to an exemption from any prospectus or securities registration requirements available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request; and

(ix) all acts of solicitation, conduct or negotiations directly or indirectly in furtherance of the purchase of the Common Shares occurred outside of Canada and the United States and no offer was made to the Subscriber in Canada or the United States and the buy order in respect of the subscription was not placed from within Canada or the United States.

(hh) If Subscriber and, if applicable, any beneficial purchaser, is a U.S. subscriber:

(i) the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Purchased Securities, or any part thereof, or any interest therein, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(ii) the Subscriber is aware that the Subscriber's ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things:  (A) the fact that the Corporation is organized under the laws of the Province of British Columbia, Canada; (B) some of the directors and officers are residents of Canada; and (C) all or a substantial portion of the assets of said persons may be located outside the United States;

(iii) the financial statements of the Corporation have been prepared in accordance with generally accepted accounting principles of Canada (i.e., International Financial Reporting Standards as promulgated by the International Accounting Standards Board), which differ from generally accepted accounting principles of the United States, and therefore may not be comparable to financial statements of United States companies;

(iv) as of January 1, 2025, the Corporation is no longer a "foreign issuer" within the meaning of Regulation S; and

(v) either (A) the Subscriber is not, and will not become, a "Plan" (which term includes (X) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the ERISA, (Y) plans, individual retirement accounts and other arrangements that are subject to the Code, or to provisions under applicable Federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code ("Similar Laws"), and (Z) entities the underlying assets of which are considered to include "plan assets" of such plans, accounts and arrangements pursuant to Section 3(42) of ERISA or otherwise), and the Subscriber is not acquiring any of the Purchased Securities on behalf of, or with the "plan assets" of, any Plan; or (B) the Subscriber's acquisition, holding and subsequent disposition of the Purchased Securities are (AA) not, individually or in the aggregate, prohibited transactions under ERISA or the Code and are otherwise permissible under all applicable Similar Laws, or (BB) entitled to exemptive relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more available statutory, class or individual prohibited transaction exemptions and are otherwise permissible under all applicable Similar Laws.

(ii) The Subscriber hereby acknowledges, agrees and consents to: (i) the disclosure of personal information to each of the Corporation, applicable stock exchanges, securities regulatory authorities, the Canada Revenue Agency or other taxing authorities, and any of the other parties involved in the Offering, including legal counsel to the Corporation and that personal information may be included in record books in connection with the Offering; and (ii) the collection, use and disclosure of personal information by the Corporation for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Corporation's business, including, without limitation, determining the Subscriber's eligibility to purchase the Purchased Securities under applicable securities laws and completing filings required by any stock exchange or securities regulatory authority. The Subscriber also consents to the filing of copies or originals of any of the Subscriber's documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this Section on behalf of each beneficial purchaser, as applicable.

(jj) The Subscriber hereby acknowledges and consents to the collection, use and disclosure of personal information by the applicable provincial securities commission, including, as may be applicable, the publishing or otherwise making available to the public personal information including, for individuals, their name, number and type of securities purchased, the purchase price therefor and their insider or registrant status, if applicable, and for non-individual Subscribers, the above information and their address, contact person name and telephone number. The Subscriber acknowledges and agrees that the Subscriber has been notified by the Corporation, (i) any such information is being collected indirectly by securities regulatory authorities under the authority granted to it in applicable securities legislation, (ii) any such information is being collected for the purposes of the administration and enforcement of such securities legislation and (iii) that the title, business address and business telephone number of the public official in each of the provinces of Canada who can answer questions about the applicable securities regulatory authorities' indirect collection of the information is as listed in Schedule "A" hereto. The Subscriber and any beneficial subscriber consent to any such disclosure of its personal information.

(kk) The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its legal counsel in determining the Subscriber's eligibility (and if applicable, the eligibility of the beneficial purchaser) to purchase the Purchased Securities. The Subscriber further agrees that by accepting the Purchased Securities, the Subscriber shall be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein (including in any applicable Schedule attached hereto) that takes place prior to the Closing Time.

ARTICLE 6
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1 Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

6.2 Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares, shall continue in full force and effect for the benefit of the Corporation following the Closing Date.

ARTICLE 7
INDEMNITY

7.1 Indemnity

The Subscriber hereby agrees to indemnify and hold harmless the Corporation and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under applicable securities legislation, under any other statutes, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach by the Subscriber of any representation, warranty, covenant or agreement made by the Subscriber contained herein.

ARTICLE 8
MISCELLANEOUS

8.1 Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

8.2 Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

8.3 Severability

In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

8.4 Applicable Law

This Subscription Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.5 Entire Agreement

This Subscription Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

8.6 Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other party hereto.

8.7 Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

8.8 Counterparts

This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument. Execution and delivery of a copy of this Subscription Agreement by facsimile or by electronic transmission in portable document format (.pdf) shall be of the same effect as execution and delivery of an original executed copy thereof.

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ACCEPTANCE

The above-mentioned subscription is hereby accepted by i-80 Gold Corp.

DATED as of the ____day of January, 2025.

i-80 GOLD CORP.

Per:
Name: Title:

SCHEDULE "A"
CONTACT INFORMATION FOR CANADIAN SECURITIES COMMISSIONS

See attached.

Alberta Securities Commission

Suite 600, 250 - 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Email (regarding indirect collection of information): FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: FOI Inquiries

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

The Manitoba Securities Commission

500 - 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330
Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John's, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Public official contact regarding indirect collection of information: Secrétaire générale

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

Public official contact regarding indirect collection of information: Director

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251